UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

EQUITY DISTRIBUTION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39520	85-1876561
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 600 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 454-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	EQD.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	EQD	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	EQD WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2020, the Registration Statement on Form S-1 (File No. 333-248463) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Equity Distribution Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on September 16, 2020, a registration statement on Form S-1 (File No. 333-248829) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On September 18, 2020, the Company consummated the IPO of 41,400,000 units (the “Units”), including the issuance of 5,400,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-third of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $414,000,000.

On September 17, 2020, the Company effected a 1-for-1.2 forward stock split (the “Forward Stock Split”) with respect to the Company’s Class B common stock, par value $0.0001 per share, resulting in the Company’s initial stockholders holding an aggregate of 10,350,000 founder shares.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,853,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Equity Distribution Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $10,280,000 (the “Private Placement”). The Private Placement Warrants sold in the Private Placement are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)); (ii) they (including the shares of Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

A total of $414,000,000, comprised of the net proceeds from the IPO and a portion of the proceeds from the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, such funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) (A) to modify the substance or timing of its obligation to allow redemption in connection with our initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated September 15, 2020, between the Company and Credit Suisse Securities (USA) LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company.

•

A Warrant Agreement, dated September 18, 2020, between the Company and Continental Stock Transfer & Trust Company, which sets forth, among other items: the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption of the Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement.

•

An Investment Management Trust Agreement, dated September 18, 2020, between the Company and Continental Stock Transfer & Trust Company, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the Investment Management Trust Agreement.

•

A Registration and Stockholder Rights Agreement, dated September 18, 2020, among the Company, the Sponsor and certain other security holders named therein, which provides for customary demand and piggy-back registration rights, transfer restrictions with respect to the Company’s securities and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors.

•

A Private Placement Warrants Purchase Agreement, dated September 15, 2020, between the Company and the Sponsor, pursuant to which the Sponsor purchased 6,853,333 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, at a price of $1.50 per warrant.

•

An Administrative Services Agreement, dated September 18, 2020, between the Company and the Sponsor, providing for the payment by the Company to an affiliate of the Sponsor of up to $10,000 per month for office space and administrative support services.

•

Letter Agreements, dated September 18, 2020, between the Company and the Sponsor, and between the Company and each director and officer of the Company, pursuant to which the Company agreed not to enter into a definitive agreement regarding a business combination without the prior written consent of the Sponsor, and pursuant to which each of the Company’s Sponsor, officers and directors have agreed to, among other items, vote their founder shares and any public shares purchased during or after the IPO in favor of the Company’s initial business combination, and waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above with respect to the Private Placement and the issuance of the Private Placement Warrants is incorporated into this Item 3.02 by reference. The issuance of the Private Placement Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2020 and in connection with the IPO, the Company filed with the Secretary of State of the State of Delaware the A&R Certificate of Incorporation and an amendment to its existing Certificate of Incorporation, as amended (the “Certificate of Amendment”) to effectuate the Forward Stock Split, each effective the same day.

In addition, on September 15, 2020 and in connection with the IPO, the Company adopted Amended and Restated Bylaws (the “A&R Bylaws”).

The terms of the A&R Certificate of Incorporation and A&R Bylaws are set forth in the Registration Statement and are incorporated herein by reference. Copies of the Certificate of Amendment, A&R Certificate of Incorporation and A&R Bylaws are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and Credit Suisse Securities (USA) LLC

3.1	Amendment to Certificate of Incorporation

3.2	Amended and Restated Certificate of Incorporation

3.3	Amended and Restated Bylaws

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.2	Registration and Stockholder Rights Agreement between the Company, Equity Distribution Sponsor LLC and certain directors of the Company

10.3	Private Placement Warrants Purchase Agreement between the Company and the Sponsor

10.4	Administrative Services Agreement between the Company and Equity Distribution Sponsor LLC

10.5	Letter Agreement between the Company and Equity Distribution Sponsor LLC

10.6	Letter Agreement between the Company and each of the Company’s directors and officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2020

EQUITY DISTRIBUTION ACQUISITION CORP.

By:	/s/ Philip Tinkler
Name:	Philip Tinkler
Title:	Chief Financial Officer